UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 16, 2018

GREEN PLAINS PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37469	47-3822258
(Commission file number)	(IRS employer identification no.)

1811 Aksarben Drive, Omaha, Nebraska	68106
(Address of principal executive offices)	(Zip code)

(402) 884-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2018, the board of directors of Green Plains Inc. appointed Martin Salinas, Jr. as an independent director of its general partner, Green Plains Holdings LLC. Mr. Salinas will also serve as a member of the board’s audit and conflicts committees. There are no arrangements or understandings between Mr. Salinas and any other person pursuant with respect to his appointment to the board or transactions in which he has an interest requiring disclosure under Item 404(a) of Regulation S-K.

As a member of the board, Mr. Salinas will receive compensation under (i) the Green Plains Partners LP 2015 Long-Term Incentive Plan, which was filed as Exhibit 10.1 to our current report on Form 8-K filed with the SEC on July 1, 2015, and (ii) the Green Plains Holdings LLC Director Compensation Program, which was filed as Exhibit 10.8 to our quarterly report on Form 10-Q for the quarter ended June 30, 2015.

Mr. Salinas served as chief financial officer of Energy Transfer Partners, LP, one of the largest publicly traded master limited partnerships, from 2008 to 2015. Before that, he was controller and vice president of finance from 2004 to 2008. Mr. Salinas began his career at KPMG after earning a bachelor’s degree in Business Administration in Accounting from the University of Texas in San Antonio. He is also a member of the Texas Society of CPAs and advisory council member of University of Texas, San Antonio School of Business. Mr. Salinas is a Certified Public Accountant.

The appointment of Mr. Salinas satisfies Nasdaq Listing Rule 5605(c)(2)(A) which requires the partnership’s audit committee to have three members who satisfy the independence requirements in Listing Rule 5605(a)(2). As disclosed on September 1, 2017, the resignation of John D. Chandler created a vacancy for an independent director on the partnership’s board of directors, conflicts committee and audit committee. The partnership relied on the cure period provided by Listing Rule 5605 (c)(4) to establish compliance since that time.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed as part of this report.

NumberDescription

99.1Press release, dated July 16, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2018	Green Plains Partners LP By: /s/ John W. Neppl John W. Neppl Chief Financial Officer (Principal Financial Officer)